                                                                  [PIONEER LOGO]




     PIONEER
     FUND




     -------------------------
     SEMIANNUAL REPORT 6/30/99
     -------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------

Letter from the Chairman                                               1

Portfolio Summary                                                      2

Performance Update                                                     3

Portfolio Management Discussion                                        7

Schedule of Investments                                               10

Financial Statements                                                  19

Notes to Financial Statements                                         27

Report of Independent Public Accountants                              32

Trustees, Officers and Service Providers                              33

Retirement Plans from Pioneer                                         34

Programs and Services for Pioneer Shareowners                         36

     PIONEER FUND

   -----------------------------------------------------------------------------
     LETTER FROM THE CHAIRMAN 6/30/99
   -----------------------------------------------------------------------------

     DEAR SHAREOWNER,
   -----------------------------------------------------------------------------

     I am very pleased to introduce this report for Pioneer Fund, covering a strong six months. On behalf of everyone at Pioneer, I thank you for your interest and this opportunity to reflect on the investment environment.

     The first half of 1999 proved to be another eventful period for stock investors. The long running bull market broadened as investors showed a greater interest in many of the areas that were neglected in 1998, namely mid-cap and small companies. The improvement in market breadth is an indication of the cyclical nature of the open marketplace. The large growth stocks that dominated the market for several years have reached such high price levels that investors are finally looking elsewhere. What they're seeing is a variety of stocks with strong fundamentals, low prices and some real potential. For long-term investors, holding quality companies at reasonable prices is a simple and reliable philosophy that makes sense regardless of the type of stocks in favor. It's a philosophy that Pioneer Fund has lived by for more than 70 years.

     Turning to other matters, for those of you who are interested in new Pioneer products, we are pleased to introduce Pioneer Strategic Income Fund. The Fund holds a diverse portfolio of bonds from around the globe, including the United States. To receive a prospectus for our newest fund - which you should read carefully before you invest or send any money - or if you have questions regarding Pioneer Fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. You can also visit our web site at www.pioneerfunds.com.

     Respectfully,

     /s/ John F. Cogan, Jr.

     John F. Cogan, Jr.
     Chairman and President

     PIONEER FUND

   -----------------------------------------------------------------------------
     PORTFOLIO SUMMARY 6/30/99
   -----------------------------------------------------------------------------

     PORTFOLIO DIVERSIFICATION
   -----------------------------------------------------------------------------
     (As a percentage of total investment portfolio)

     [PIE CHART]

             U.S. Common Stocks            95%
             International Common Stocks    2%
             Depositary Receipts for
               International Stocks         2%
             Short-Term Cash Equivalents    1%

     SECTOR DISTRIBUTION
   -----------------------------------------------------------------------------
     (As a percentage of equity holdings)

     [PIE CHART]

             Financial                      18%
             Technology                     18%
             Communication Services         13%
             Consumer Cyclicals             11%
             Healthcare                     11%
             Consumer Staples               10%
             Capital Goods                   6%
             Energy                          6%
             Basic Materials                 4%
             Other                           3%

     10 LARGEST HOLDINGS
   -----------------------------------------------------------------------------
     (As a percentage of equity holdings)

   ----------------------------------------------------------------------------------------
     1.  Schering-Plough Corp.           4.03%   6.  The Bank of New York Co., Inc.  2.00%
   ----------------------------------------------------------------------------------------
     2.  IBM Corp.                       3.13    7.  Ameritech Corp.                 1.72
   ----------------------------------------------------------------------------------------
     3.  Sun Microsystems, Inc.          2.23    8.  Sprint Corp.                    1.63
   ----------------------------------------------------------------------------------------
     4.  SBC Communications, Inc.        2.11    9.  Bell Atlantic Corp.             1.63
   ----------------------------------------------------------------------------------------
     5.  BellSouth Corp.                 2.00   10.  GTE Corp.                       1.54
   ----------------------------------------------------------------------------------------

     Fund holdings will vary for other periods.

    PIONEER FUND

   -----------------------------------------------------------------------------
    PERFORMANCE UPDATE 6/30/99                                CLASS A SHARES
   -----------------------------------------------------------------------------

    SHARE PRICES AND DISTRIBUTIONS
   -----------------------------------------------------------------------------

    NET ASSET VALUE
    PER SHARE                  6/30/99    12/31/98

                               $47.75     $43.30

    DISTRIBUTIONS PER SHARE    INCOME     SHORT-TERM      LONG-TERM
    (12/31/98 - 6/30/99)       DIVIDENDS  CAPITAL GAINS   CAPITAL GAINS

                               $0.070          -              -


    INVESTMENT RETURNS
   -----------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Fund at public offering price, compared to the growth of the Standard & Poor's 500 Index.

    AVERAGE ANNUAL TOTAL RETURNS
    (As of June 30, 1999)

                     Net Asset      Public Offering
    PERIOD             Value             Price*

    10 Years           16.49%            15.81%
     5 Years           25.00             23.53
     1 Year            23.49             16.40

     * Reflects deduction of the maximum
       5.75%d sales charge at the beginning
       of the period and assumes reinvestment
       of distributions at net asset value.

     [MOUNTAIN CHART]

     Growth of $10,000

               Pioneer Fund*      Standard & Poor's 500 Index

    6/89 --        9,425                    10,000
    6/90 --       10,054                    11,646
    6/91 --       10,434                    12,503
    6/92 --       11,863                    14,177
    6/93 --       13,665                    16,107
    6/94 --       14,214                    16,334
    6/95 --       16,676                    20,584
    6/96 --       19,896                    25,928
    6/97 --       26,638                    34,916
    6/98 --       35,131                    45,445
    6/99 --       43,383                    55,664

    The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

    Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

    PIONEER FUND

   -----------------------------------------------------------------------------
    PERFORMANCE UPDATE 6/30/99                                CLASS B SHARES
   -----------------------------------------------------------------------------

    SHARE PRICES AND DISTRIBUTIONS
   -----------------------------------------------------------------------------

    NET ASSET VALUE
    PER SHARE                   6/30/99     12/31/98

                                $47.50      $43.20

    DISTRIBUTIONS PER SHARE     INCOME       SHORT-TERM        LONG-TERM
    (12/31/98 - 6/30/99)        DIVIDENDS    CAPITAL GAINS     CAPITAL GAINS

                                    -             -                -


    INVESTMENT RETURNS
   -----------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Fund, compared to the growth of the Standard
    & Poor's 500 Index.

    AVERAGE ANNUAL TOTAL RETURNS
    (As of June 30, 1999)

                        IF                 IF
    PERIOD             HELD             REDEEMED*

    Life-of-Fund       28.45%            27.84%
    (7/1/96)
     1 Year            22.37             18.37

     * Reflects deduction of the maximum
       applicable contingent deferred sales
       charge (CDSC) at the end of the
       period and assumes reinvestment
       of distributions. The maximum CDSC
       of 4% declines over six years.

     [MOUNTAIN CHART]

     Growth of $10,000

                  Pioneer Fund*      Standard & Poor's 500 Index

      7/1/96 --      10,000                  10,000
                     10,212                  10,232
    12/31/96 --      10,991                  11,085
                     11,235                  11,383
     6/30/97 --      13,253                  13,367
                     14,473                  14,367
    12/31/97 --      15,079                  14,780
                     17,056                  16,840
     6/30/98 --      17,319                  17,398
                     15,803                  15,671
    12/31/98 --      19,275                  19,005
                     19,543                  20,173
     6/30/00 --      20,894                  21,327

    The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

    Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

    PIONEER FUND

   -----------------------------------------------------------------------------
    PERFORMANCE UPDATE 6/30/99                                CLASS C SHARES
   -----------------------------------------------------------------------------

    SHARE PRICES AND DISTRIBUTIONS
   -----------------------------------------------------------------------------

    NET ASSET VALUE
    PER SHARE                   6/30/99      12/31/98

                                $47.03       $42.76

    DISTRIBUTIONS PER SHARE     INCOME       SHORT-TERM       LONG-TERM
    (12/31/98 - 6/30/99)        DIVIDENDS    CAPITAL GAINS    CAPITAL GAINS

                                   -              -                -


    INVESTMENT RETURNS
   -----------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Fund, compared to the growth of the Standard
    & Poor's 500 Index.

    AVERAGE ANNUAL TOTAL RETURNS
    (As of June 30, 1999)

                        IF                 IF
    PERIOD             HELD             REDEEMED*

    Life-of-Fund       28.03%            28.03%
    (7/1/96)
     1 Year            22.42             22.42

     * Assumes reinvestment of distributions.
       The 1% contingent deferred sales
       charge (CDSC) applies to redemptions
       made within one year of purchase.

     [MOUNTAIN CHART]

     Growth of $10,000

                  Pioneer Fund*     Standard & Poor's 500 Index

       7/1/96 --     10,000                   10,000
                     10,117                   10,232
     12/31/96 --     10,874                   11,085
                     11,117                   11,383
      6/30/97 --     13,114                   13,367
                     14,326                   14,367
     12/31/97 --     14,925                   14,780
                     16,880                   16,840
      6/30/98 --     17,139                   17,398
                     15,644                   15,671
     12/31/98 --     19,081                   19,005
                     19,349                   20,173
      6/30/99 --     20,987                   21,327

    The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

    Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

    PIONEER FUND

   -----------------------------------------------------------------------------
     PERFORMANCE UPDATE 6/30/99                               CLASS Y SHARES
   -----------------------------------------------------------------------------

    SHARE PRICES AND DISTRIBUTIONS
   -----------------------------------------------------------------------------

    NET ASSET VALUE
    PER SHARE                   6/30/99      5/6/99

                                $47.73       $46.44

    DISTRIBUTIONS PER SHARE     INCOME       SHORT-TERM       LONG-TERM
    (5/6/99 - 6/30/99)          DIVIDENDS    CAPITAL GAINS    CAPITAL GAINS

                                $0.070            -                -


    INVESTMENT RETURNS
   -----------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Fund, compared to the growth of the Standard
    & Poor's 500 Index.

    CUMULATIVE TOTAL RETURNS*
    (As of June 30, 1999)

                        IF                 IF
    PERIOD             HELD             REDEEMED

    Life-of-Fund       2.93%              2.93%
    (5/6/99)

     * Assumes reinvestment of distributions.

     [MOUNTAIN CHART]

     Growth of $10,000

                Pioneer Fund*        Standard & Poor's 500 Index

     5/6/99 --     10,000                    10,000
    5/31/99 --      9,811                     9,773
    6/30/99 --     10,293                    10,306

    The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

    Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

 PIONEER FUND

--------------------------------------------------------------------------------
 PORTFOLIO MANAGEMENT DISCUSSION 6/30/99
--------------------------------------------------------------------------------


 The first half of Pioneer Fund's fiscal year ended on June 30, 1999. The following discussion with John A. Carey, your Fund's portfolio manager, provides a detailed account of the investment environment and the strategies that affected Fund performance during the period. An investment professional for more than 20 years, Mr. Carey oversees the team responsible for the Fund's daily management.

 Q. VALUE STOCKS MADE A STRONG COMEBACK IN THE SECOND QUARTER. WHAT SPARKED THE SHIFT IN INVESTOR DEMAND?

 A: One of the intriguing aspects of the stock market is its changeability. What is "hot" one quarter may be "cold" the next, for reasons hard to discern from any actual business fundamentals such as sales and earnings growth.

    The shift, or rotation, into value stocks resulted from better earnings reports from many economically sensitive stocks. In addition, earnings disappointments for some of the large companies that were driving the market, particularly some of the technology issues, began to appear in March and April. But frequently, these wakes and eddies tend to move through the market with unpredictable short-term effects. The important thing, we think, is to focus on the longer-term prospects for companies, since those prospects are susceptible to some kind of analysis, and to invest on that basis.

 Q.  DID THE BROADENING OF THE MARKET HELP FUND PERFORMANCE?

 A: Yes, it was a definite plus, especially during the second quarter when it helped the Fund outperform the broad market as Class A shares gained 8.69% at net asset value versus 7.05% for the Standard & Poor's 500 Index. For the six month period as a whole, the Fund's Class A shares returned 10.45%, Class B 9.95% and Class C 9.98%, all at net asset value. In comparison, the S&P 500 Index generated a total return of 12.38%, while the average growth and income fund returned 10.93% as reported by Lipper, Inc. (Lipper is an independent firm that tracks mutual fund performance.) Naturally we are pleased, once again, to have positive results to report to you.

 PIONEER FUND

--------------------------------------------------------------------------------
 PORTFOLIO MANAGEMENT DISCUSSION 6/30/99                            (CONTINUED)
--------------------------------------------------------------------------------

 Q.  WHAT TYPE OF INVESTOR DO YOU HAVE IN MIND AS YOU MANAGE THE FUND?

 A: We aim for Pioneer Fund to be an all-purpose, all-weather fund, appropriate for a major or "core" portion of a long-term equity portfolio. We work at assembling a representative selection of the very best, generally larger companies, usually based in the United States. We attempt to buy stocks when their price is favorable for good, longer-term gains. We generally emphasize well-established companies with significant public operating records, strong finances and evidence of management commitment to stockholders. The portfolio is diversified across sectors and industries and between companies. Moderation of risk and volatility and preservation of capital are important considerations of our management style. All in all, it is a value-based approach to the blue-chip market. Finally, we do not "time" the market. Rather we keep the Fund substantially invested in stocks throughout the market cycle, year in and year out.

 Q. YOU ADDED A NUMBER OF NEW HOLDINGS OVER THE PERIOD. WHAT WERE THEY? WHAT OTHER CHANGES WERE MADE?

 A: We've been quite active. In the second quarter alone, we added 10 stocks and deleted five. The new purchases reflect our search for value across a wide range of industries. We think that Boeing, one of the two principal commercial aerospace companies in the world, has potential for much improved profitability over the next few years. Hasbro and Gap add to the portfolio's focus on consumer goods and retailing. CVS and Kroger give additional retail exposure, in drug and grocery stores, respectively. Ralston-Ralston Purina is a maker of pet foods and batteries, an odd combination, perhaps, but with meaningful unrecognized value. Texaco has done well as oil prices have risen. BankBoston expects soon to be merged into Fleet Financial, another New England banking company; the combined enterprise will be the dominant bank in the region. Dow Jones, publisher of The Wall Street Journal, is another operation with lots of room for improvement and, we believe, a new management commitment to achieving it. We believe that

 PIONEER FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Adobe Systems, a specialized provider of software for printing and related applications, is on track to continued prosperity.

     Stock sales, all at profits, were completed in Novartis, Bank One, United Healthcare, and General Motors (Class H). Of course, we can't guarantee that what we have bought will do better than what we have sold. However, we must make decisions every day about relative total return prospects. In the instances just cited, we believe that we found more attractive situations in which to deploy Fund assets.

 Q. CORPORATIONS CONTINUE TO POST STRONG EARNINGS. DO YOU THINK THIS WILL CONTINUE FOR THE REMAINDER OF THE YEAR?

 A: While we are naturally wary of forecasts that ignore risks, we do find lots of reasons for hope that American business will continue doing very well over the next several years. The economic cycle we're in has been extraordinarily long and robust. Part of the story is technology: the United States is undergoing one of the most far-reaching transformations of our industrial and service base ever. Technology is not only enhancing productivity throughout the economy, but it is also a major growth engine on its own, as our computer and software companies sell their products both here and around the world. Telecommunications, pharmaceuticals, financial services and consumer goods are a few of the other industries in which the United States has leading global positions and that are also powering economic growth everywhere. We recognize that growth won't come without interruption - in this or any year - but we are optimistic about the long-term prospects for the U.S. stock market.

 PIONEER FUND

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS 6/30/99
--------------------------------------------------------------------------------

  SHARES                                                                       VALUE
               COMMON STOCKS - 99.5%
               BASIC MATERIALS - 3.8%
               ALUMINUM - 0.7%
    738,000    Aluminum Co. of America, Inc.                               $   45,663,750
                                                                           --------------
               CHEMICALS - 1.7%
    290,000    Dow Chemical Co.                                            $   36,793,750
  1,158,000    E.I. du Pont de Nemours & Co.                                   79,105,875
                                                                           --------------
                                                                           $  115,899,625
                                                                           --------------
               CHEMICALS (SPECIALTY) - 0.1%
    404,451    Lilly Industries, Inc.                                      $    7,507,622
                                                                           --------------
               CONTAINERS & PACKAGING (PAPER) - 0.3%
    896,600    Greif Brothers Corp. (Non-voting)                           $   22,863,300
                                                                           --------------
               IRON & STEEL - 0.4%
    396,900    Nucor Corp.                                                 $   18,827,944
    382,000    Steel Dynamics, Inc.*                                            5,909,062
                                                                           --------------
                                                                           $   24,737,006
                                                                           --------------
               METALS MINING - 0.6%
    647,900    Phelps Dodge Corp.                                          $   40,129,306
                                                                           --------------
               TOTAL BASIC MATERIALS                                       $  256,800,609
                                                                           --------------
               CAPITAL GOODS - 5.7%
               AEROSPACE/DEFENSE - 1.5%
    500,000    Boeing Co.                                                  $   22,093,750
    312,300    General Dynamics Corp.                                          21,392,550
  1,525,000    Lockheed Martin Corp.                                           56,806,250
                                                                           --------------
                                                                           $  100,292,550
                                                                           --------------
               ELECTRICAL EQUIPMENT - 0.8%
    445,800    Emerson Electric Co.                                        $   28,029,675
    112,000    General Electric Co.                                            12,656,000
    286,256    Hubbell, Inc. (Class B)                                         12,988,866
                                                                           --------------
                                                                           $   53,674,541
                                                                           --------------

  10  The accompanying notes are an integral part of these financial statements.

 PIONEER FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  SHARES                                                                       VALUE
               MACHINERY (DIVERSIFIED) - 2.1%
  1,260,600    Caterpillar, Inc.                                           $   75,636,000
    721,700    Deere & Co.                                                     28,597,363
    504,450    Ingersoll-Rand Co.                                              32,600,081
    174,200    The Timken Co.                                                   3,396,900
                                                                           --------------
                                                                           $  140,230,344
                                                                           --------------
               MANUFACTURING (DIVERSIFIED) - 0.8%
    355,800    Illinois Tool Works, Inc.                                   $   29,175,600
    393,300    Johnson Controls, Inc.                                          27,260,606
                                                                           --------------
                                                                           $   56,436,206
                                                                           --------------
               MANUFACTURING (SPECIALIZED) - 0.2%
    416,100    Diebold Inc.                                                $   11,962,875
                                                                           --------------
               OFFICE EQUIPMENT & SUPPLIES - 0.3%
    691,400    Canon Inc. (A.D.R.)                                         $   20,137,025
                                                                           --------------
               TOTAL CAPITAL GOODS                                         $  382,733,541
                                                                           --------------
               COMMUNICATIONS SERVICES - 13.2%
               CELLULAR/WIRELESS TELECOMMUNICATIONS - 0.7%
    800,000    Sprint Corp. (PCS Group)*                                   $   45,700,000
                                                                           --------------
               TELECOMMUNICATIONS - 1.6%
  2,068,000    Sprint Corp.                                                $  109,216,250
                                                                           --------------
               TELEPHONE - 10.9%
    754,400    Aliant Communications Co.                                   $   34,843,850
  1,567,200    Ameritech Corp.                                                115,189,200
  1,666,708    Bell Atlantic Corp.                                            108,961,036
  2,859,600    BellSouth Corp.                                                134,043,750
  1,360,900    GTE Corp.                                                      103,088,175
  2,433,202    SBC Communications, Inc.                                       141,125,716
  1,674,351    US West Communications Group, Inc.                              98,368,121
                                                                           --------------
                                                                           $  735,619,848
                                                                           --------------
               TOTAL COMMUNICATIONS SERVICES                               $  890,536,098
                                                                           --------------
               CONSUMER CYCLICALS - 11.1%
               AUTOMOBILES - 2.5%
    750,444    DaimlerChrysler AG                                          $   66,695,710
  1,785,000    Ford Motor Co.                                                 100,740,938
                                                                           --------------
                                                                           $  167,436,648
                                                                           --------------

   The accompanying notes are an integral part of these financial statements. 11

 PIONEER FUND

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS 6/30/99                                    (CONTINUED)
--------------------------------------------------------------------------------



  SHARES                                                                       VALUE
               HOUSEHOLD FURNISHINGS & APPLIANCES - 0.6%
    364,800    Sony Corp. (A.D.R.)                                         $   40,264,800
                                                                           --------------
               LEISURE TIME (PRODUCTS) - 0.2%
    450,000    Hasbro, Inc.                                                $   12,571,875
                                                                           --------------
               PUBLISHING - 1.8%
  3,494,400    John Wiley & Sons, Inc.+                                    $   61,588,800
  1,106,000    McGraw-Hill Co., Inc.                                           59,654,875
                                                                           --------------
                                                                           $  121,243,675
                                                                           --------------
               PUBLISHING (NEWSPAPERS) - 0.7%
    640,600    Central Newspapers, Inc.                                    $   24,102,575
    400,000    Dow Jones & Co., Inc.                                           21,225,000
                                                                           --------------
                                                                           $   45,327,575
                                                                           --------------
               RETAIL (DEPARTMENT STORES) - 1.8%
    568,500    Harcourt General, Inc.                                      $   29,313,281
    596,400    Kohl's Corp.*                                                   46,034,625
  1,234,800    May Department Stores Co.                                       50,472,450
                                                                           --------------
                                                                           $  125,820,356
                                                                           --------------
               RETAIL (DISCOUNTERS) - 0.8%
  1,843,875    Dollar General Corp.                                        $   53,472,375
                                                                           --------------
               RETAIL (GENERAL MERCHANDISE) - 2.1%
  1,380,000    Dayton Hudson Corp.                                         $   89,700,000
  1,052,000    Wal-Mart Stores, Inc.                                           50,759,000
                                                                           --------------
                                                                           $  140,459,000
                                                                           --------------
               RETAIL (SPECIALTY) - 0.2%
    525,300    Barnes & Noble, Inc.*                                       $   14,380,087
                                                                           --------------
               RETAIL (SPECIALTY/APPAREL) - 0.1%
     75,000    Gap Inc.                                                    $    3,778,125
                                                                           --------------
               SERVICES (ADVERTISING/MARKETING) - 0.3%
    290,200    Omnicom Group                                               $   23,216,000
                                                                           --------------
               TOTAL CONSUMER CYCLICALS                                    $  747,970,516
                                                                           --------------
               CONSUMER STAPLES - 10.4%
               BEVERAGES (NON-ALCOHOLIC) - 0.4%
    765,000    Pepsico, Inc.                                               $   29,595,937
                                                                           --------------

  12 The accompanying notes are an integral part of these financial statements.

 PIONEER FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  SHARES                                                                       VALUE
               BROADCASTING (CABLE/TELEVISION/RADIO) - 1.8%
    481,900    Belo (A.H.) Corp.                                           $    9,487,406
  1,511,900    CBS Corp.                                                       65,673,156
     51,200    Hearst-Argyle Television, Inc.*                                  1,228,800
    565,700    MediaOne Group, Inc.*                                           42,073,938
                                                                           --------------
                                                                           $  118,463,300
                                                                           --------------
               DISTRIBUTORS (FOOD & HEALTH) - 0.4%
    866,200    Sysco Corp.                                                 $   25,823,587
                                                                           --------------
               FOODS - 4.6%
  1,004,600    Bestfoods                                                   $   49,727,700
  1,011,000    Campbell Soup Co.                                               46,885,125
  1,204,000    ConAgra, Inc.                                                   32,056,500
    480,300    General Mills, Inc.                                             38,604,113
    955,150    H.J. Heinz Co.                                                  47,876,894
    650,000    Hershey Foods Corp.                                             38,593,750
    139,000    Nestle SA (A.D.R.)                                              12,649,000
    389,100    Ralston-Ralston Purina Group                                    11,843,231
  1,330,000    Sara Lee Corp.                                                  30,174,375
                                                                           --------------
                                                                           $  308,410,688
                                                                           --------------
               HOUSEHOLD PRODUCTS (NON-DURABLES) - 0.8%
    529,300    Colgate-Palmolive Co.                                       $   52,268,375
                                                                           --------------
               RESTAURANTS - 0.4%
    640,000    McDonald's Corp.                                            $   26,440,000
                                                                           --------------
               RETAIL (DRUG STORES) - 1.4%
    200,000    CVS Corp.                                                   $   10,150,000
  2,851,200    Walgreen Co.                                                    83,754,000
                                                                           --------------
                                                                           $   93,904,000
                                                                           --------------
               RETAIL STORES (FOOD CHAINS) - 0.1%
    400,000    Kroger Co.*                                                 $   11,175,000
                                                                           --------------
               SERVICES (EMPLOYMENT) - 0.5%
  1,266,900    Robert Half International, Inc.*                            $   32,939,400
                                                                           --------------
               TOTAL CONSUMER STAPLES                                      $  699,020,287
                                                                           --------------

   The accompanying notes are an integral part of these financial statements. 13

 PIONEER FUND

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS 6/30/99                                    (CONTINUED)
--------------------------------------------------------------------------------


  SHARES                                                                       VALUE
               ENERGY - 5.4%
               OIL (DOMESTIC INTEGRATED) - 1.1%
    649,300    Atlantic Richfield Co.                                      $   54,257,131
    700,000    Conoco Inc.                                                     19,512,500
                                                                           --------------
                                                                           $   73,769,631
                                                                           --------------
               OIL (INTERNATIONAL INTEGRATED) - 3.4%
  1,061,000    Chevron Corp.                                               $  100,993,938
    545,000    Exxon Corp.                                                     42,033,125
    650,300    Mobil Corp.                                                     64,379,700
    400,000    Texaco, Inc.                                                    25,000,000
                                                                           --------------
                                                                           $  232,406,763
                                                                           --------------
               OIL & GAS (DRILLING & EQUIPMENT) - 0.9%
    523,000    Schlumberger Ltd.                                           $   33,308,563
    670,100    Smith International, Inc.*                                      29,107,468
                                                                           --------------
                                                                           $   62,416,031
                                                                           --------------
               TOTAL ENERGY                                                $  368,592,425
                                                                           --------------
               FINANCIAL - 18.3%
               BANKS (MAJOR REGIONAL) - 6.2%
  3,646,800    The Bank of New York Co., Inc                               $  133,791,975
    450,000    BankBoston Corp.                                                23,006,250
    473,700    Comerica, Inc.                                                  28,155,544
    671,000    Huntington Bancshares, Inc.                                     23,485,000
  1,886,600    Mellon Bank Corp.                                               68,625,075
  1,182,324    National City Corp.                                             77,442,222
    756,800    State Street Corp.                                              64,611,800
                                                                           --------------
                                                                           $  419,117,866
                                                                           --------------
               BANKS (REGIONAL) - 0.7%
    625,700    First Tennessee National Corp.                              $   23,972,131
    415,000    Zions Bancorporation                                            26,352,500
                                                                           --------------
                                                                           $   50,324,631
                                                                           --------------
               FINANCIAL (DIVERSIFIED) - 2.6%
    835,642    Associates First Capital Corp.                              $   37,029,386
  1,068,200    The Equitable Companies, Inc.                                   71,569,400
    420,000    Federal National Mortgage Association                           28,717,500
    346,750    Morgan Stanley, Dean Witter & Co.                               35,541,875
                                                                           --------------
                                                                           $  172,858,161
                                                                           --------------

  14 The accompanying notes are an integral part of these financial statements.

 PIONEER FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  SHARES                                                                       VALUE
               INSURANCE (LIFE/HEALTH) - 0.4%
    636,200    ReliaStar Financial Corp.                                   $   27,833,750
                                                                           --------------
               INSURANCE (MULTI-LINE) - 0.7%
    419,850    American International Group, Inc.                          $   49,148,691
                                                                           --------------
               INSURANCE (PROPERTY/CASUALTY) - 3.1%
  1,174,200    Chubb Corp.                                                 $   81,606,900
    707,300    Exel Ltd.                                                       39,962,450
    535,400    Partnerre Ltd.                                                  20,010,575
    930,400    Safeco Corp.                                                    41,053,900
    773,200    The St. Paul Companies, Inc.                                    24,597,425
                                                                           --------------
                                                                           $  207,231,250
                                                                           --------------
               INSURANCE BROKERS - 0.8%
    729,000    Marsh & McLennan Co., Inc.                                  $   55,039,500
                                                                           --------------
               INVESTMENT BANKING/BROKERAGE - 2.0%
    621,000    Merrill Lynch & Co., Inc.                                   $   49,641,188
  1,820,500    Paine Webber Group, Inc.                                        85,108,375
                                                                           --------------
                                                                           $  134,749,563
                                                                           --------------
               INVESTMENT MANAGEMENT - 1.4%
    777,000    Federated Investors, Inc. (Class B)                         $   13,937,438
  2,100,000    T. Rowe Price Associates, Inc.                                  80,587,500
                                                                           --------------
                                                                           $   94,524,938
                                                                           --------------
               SAVINGS & LOAN COMPANIES - 0.4%
    693,840    Washington Mutual, Inc.                                     $   24,544,590
                                                                           --------------
               TOTAL FINANCIAL                                             $1,235,372,940
                                                                           --------------
               HEALTHCARE - 11.3%
               HEALTHCARE (DIVERSIFIED) - 3.3%
    787,200    Abbott Laboratories                                         $   35,817,600
  1,428,000    Bristol-Myers Squibb Co.                                       100,584,750
    850,000    Johnson & Johnson                                               83,300,000
                                                                           --------------
                                                                           $  219,702,350
                                                                           --------------

   The accompanying notes are an integral part of these financial statements. 15

 PIONEER FUND

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS 6/30/99                                    (CONTINUED)
--------------------------------------------------------------------------------

  SHARES                                                                       VALUE
               HEALTHCARE (DRUGS/MAJOR PHARMACEUTICALS) - 6.9%
    410,000    Eli Lilly & Co.                                             $   29,366,250
    600,600    Merck & Co., Inc.                                               44,444,400
      3,898    Roche Holdings AG                                               40,047,602
  5,092,800    Schering-Plough Corp.                                          269,918,400
  1,243,000    Smithkline Beecham Plc (A.D.R.)                                 82,115,687
                                                                           --------------
                                                                           $  465,892,339
                                                                           --------------
               HEALTHCARE (MANAGED CARE) - 0.4%
    330,800    Wellpoint Health Networks, Inc.*                            $   28,076,650
                                                                           --------------
               HEALTHCARE (MEDICAL PRODUCTS/SUPPLIES) - 0.7%
  1,532,800    Becton, Dickinson & Co.                                     $   45,984,000
                                                                           --------------
               TOTAL HEALTHCARE                                            $  759,655,339
                                                                           --------------
               TECHNOLOGY - 17.8%
               COMMUNICATIONS EQUIPMENT - 3.1%
    300,500    General Instrument Corp.*                                   $   12,771,250
    556,400    Harris Corp.                                                    21,803,925
  1,216,968    Lucent Technologies, Inc.                                       82,069,280
    937,900    Motorola, Inc.                                                  88,866,025
                                                                           --------------
                                                                           $  205,510,480
                                                                           --------------
               COMPUTER (HARDWARE) - 8.0%
  3,490,000    Compaq Computer Corp.                                       $   82,669,375
    940,000    Hewlett-Packard Co.                                             94,470,000
  1,624,000    IBM Corp.                                                      209,902,000
  2,170,000    Sun Microsystems, Inc.*                                        149,458,750
                                                                           --------------
                                                                           $  536,500,125
                                                                           --------------
               COMPUTERS (SOFTWARE & SERVICES) - 0.8%
     49,000    Adobe Systems, Inc.                                         $    4,025,656
    837,000    Aspen Technology, Inc.*                                          9,834,750
    160,000    BMC Software, Inc.*                                              8,640,000
    600,000    Oracle Corp.*                                                   22,275,000
    498,500    Peoplesoft, Inc.*                                                8,599,125
                                                                           --------------
                                                                           $   53,374,531
                                                                           --------------

  16 The accompanying notes are an integral part of these financial statements.

 PIONEER FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  SHARES                                                                       VALUE
               ELECTRONICS (SEMICONDUCTORS) - 3.1%
    800,000    Altera Corp.*                                               $   29,450,000
  1,270,000    Intel Corp                                                      75,565,000
    692,000    Texas Instruments, Inc.                                        100,340,000
                                                                           --------------
                                                                           $  205,355,000
                                                                           --------------
               EQUIPMENT (SEMICONDUCTORS) - 0.3%
    295,000    Applied Materials, Inc.*                                    $   21,793,125
                                                                           --------------
               PHOTOGRAPHY/IMAGING - 0.8%
    829,100    Eastman Kodak Co.                                           $   56,171,525
                                                                           --------------
               SERVICES (COMPUTER SYSTEMS) - 0.6%
    623,100    Computer Sciences Corp.*                                    $   43,110,731
                                                                           --------------
               SERVICES (DATA PROCESSING) - 1.1%
    817,200    Automatic Data Processing, Inc.                             $   35,956,800
    276,400    DST Systems, Inc.*                                              17,378,650
    205,000    Electronic Data Systems Corp.                                   11,595,312
    367,500    Fiserv, Inc.*                                                   11,507,344
                                                                           --------------
                                                                           $   76,438,106
                                                                           --------------
               TOTAL TECHNOLOGY                                            $1,198,253,623
                                                                           --------------
               TRANSPORTATION - 1.2%
               AIRLINES - 0.3%
    322,908    Delta Air Lines, Inc.                                       $   18,607,574
                                                                           --------------
               RAILROADS - 0.9%
    540,500    Burlington Northern Santa Fe Corp.                          $   16,755,500
  1,463,900    Norfolk Southern Corp.                                          44,099,988
                                                                           --------------
                                                                           $   60,855,488
                                                                           --------------
               TOTAL TRANSPORTATION                                        $   79,463,062
                                                                           --------------
               UTILITIES - 1.3%
               ELECTRIC COMPANIES - 0.8%
  1,125,100    Allegheny Power Systems, Inc.                               $   36,073,519
    968,900    DPL, Inc.                                                       17,803,537
                                                                           --------------
                                                                           $   53,877,056
                                                                           --------------
               NATURAL GAS - 0.2%
    767,533    Indiana Energy, Inc.                                        $   16,358,047
                                                                           --------------

   The accompanying notes are an integral part of these financial statements. 17

 PIONEER FUND

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS 6/30/99                                    (CONTINUED)
--------------------------------------------------------------------------------

  SHARES                                                                       VALUE
               WATER UTILITY - 0.3%
    552,600    American Water Works Co., Inc.                              $   16,992,450
                                                                           --------------
               TOTAL UTILITIES                                             $   87,227,553
                                                                           --------------
               TOTAL COMMON STOCKS
               (Cost $3,420,106,379)                                       $6,705,625,993
                                                                           --------------
 PRINCIPAL
  AMOUNT
               TEMPORARY CASH INVESTMENT - 0.5%
               COMMERCIAL PAPER - 0.5%
$36,483,000    American Express Credit Corp., 5.5%, 7/1/99                 $   36,483,000
                                                                           --------------
               TOTAL TEMPORARY CASH INVESTMENT
               (Cost $36,483,000)                                          $   36,483,000
                                                                           --------------
               TOTAL INVESTMENT IN SECURITIES - 100%
               (Cost $3,456,589,379)(a)                                    $6,742,108,993
                                                                           ==============

    *   Non-income producing security.
    + Investment held by Fund representing 5% or more of the outstanding voting stock of such company.
    (a) At June 30, 1999, the net unrealized gain on investments based on cost for federal income tax purposes of $3,456,589,379 was as follows:

         Aggregate gross unrealized gain for all investments
         in which there is an excess of value over tax cost                $3,335,599,633
         Aggregate gross unrealized loss for all
         investments in which there is an excess of tax
         cost over value                                                      (50,080,019)
                                                                           --------------
         Net unrealized gain                                               $3,285,519,614
                                                                           ==============

    Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 1999, aggregated $868,694,083 and $429,257,894, respectively.

  18 The accompanying notes are an integral part of these financial statements.

    PIONEER FUND

   -----------------------------------------------------------------------------
    BALANCE SHEET 6/30/99
   -----------------------------------------------------------------------------


  ASSETS:
     Investment in securities, at value (including temporary
       cash
       investment of $36,483,000) (cost $3,456,589,379)           $6,742,108,993
     Cash                                                                 18,066
     Receivables -
        Fund shares sold                                              14,093,094
        Dividends, interest and foreign taxes withheld                 6,246,536
     Other                                                                47,663
                                                                  --------------
           Total assets                                           $6,762,514,352
                                                                  --------------
  LIABILITIES:
     Payables -
        Investment securities purchased                           $   16,243,496
        Fund shares repurchased                                        2,114,252
        Dividends                                                            793
     Due to affiliates                                                 6,431,730
     Accrued expenses                                                    380,626
                                                                  --------------
           Total liabilities                                      $   25,170,897
                                                                  --------------
  NET ASSETS:
     Paid-in capital                                              $3,149,552,960
     Accumulated undistributed net investment income                   3,214,453
     Accumulated undistributed net realized gain on
       investments                                                   299,057,828
     Net unrealized gain on investments                            3,285,519,614
     Net unrealized loss on other assets and liabilities
       denominated in foreign currencies                                  (1,400)
                                                                  --------------
           Total net assets                                       $6,737,343,455
                                                                  ==============
  NET ASSET VALUE PER SHARE:
  (Unlimited number of shares authorized)
     Class A (based on $6,164,066,251/129,103,790 shares)         $        47.75
                                                                  ==============
     Class B (based on $458,030,301/9,642,102 shares)             $        47.50
                                                                  ==============
     Class C (based on $104,531,423/2,222,525 shares)             $        47.03
                                                                  ==============
     Class Y (based on $10,715,480/224,488 shares)                $        47.73
                                                                  ==============
  MAXIMUM OFFERING PRICE:
     Class A                                                      $        50.66
                                                                  ==============

   The accompanying notes are an integral part of these financial statements. 19

     PIONEER FUND

   -----------------------------------------------------------------------------
     STATEMENT OF OPERATIONS
   -----------------------------------------------------------------------------
     FOR THE SIX MONTHS ENDED 6/30/99

 INVESTMENT INCOME:
    Dividends (net of foreign taxes withheld
      of $435,716)                                        $ 45,608,550
    Interest                                                 1,277,056
                                                          ------------
          Total investment income                                            $ 46,885,606
                                                                             ------------
 EXPENSES:
    Management fees
       Basic fee                                          $ 18,246,737
       Performance adjustment                                1,967,068
    Transfer agent fees
       Class A                                               5,140,667
       Class B                                                 541,917
       Class C                                                 102,690
       Class Y                                                   1,839
    Distribution fees
       Class A                                               5,761,441
       Class B                                               1,764,502
       Class C                                                 366,710
    Administrative fees                                        286,065
    Custodian fees                                             121,274
    Registration fees                                          336,007
    Professional fees                                          155,000
    Printing                                                   145,784
    Fees and expenses of nonaffiliated trustees                 43,246
    Miscellaneous                                               43,092
                                                          ------------
          Total expenses                                                     $ 35,024,039
          Less fees paid indirectly                                              (409,185)
                                                                             ------------
          Net expenses                                                       $ 34,614,854
                                                                             ------------
             Net investment income                                           $ 12,270,752
                                                                             ------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
   TRANSACTIONS:
    Net realized gain (loss) from:
       Investments                                        $299,058,331
       Other assets and liabilities denominated
         in foreign currencies                                    (503)      $299,057,828
                                                          ------------       ------------
    Change in net unrealized gain from:
       Investments                                        $309,898,529
       Other assets and liabilities denominated
         in foreign currencies                                  (1,400)      $309,897,129
                                                          ------------       ------------
             Net gain on investments                                         $608,954,957
                                                                             ------------
             Net increase in net assets resulting
               from operations                                               $621,225,709
                                                                             ------------

  20 The accompanying notes are an integral part of these financial statements.

     PIONEER FUND

   -----------------------------------------------------------------------------
     STATEMENTS OF CHANGES IN NET ASSETS
   -----------------------------------------------------------------------------
     FOR THE SIX MONTHS ENDED 6/30/99 AND THE YEAR ENDED 12/31/98

                                                                SIX MONTHS
                                                                  ENDED          YEAR ENDED
                       FROM OPERATIONS:                          6/30/99          12/31/98
 Net investment income                                        $   12,270,752   $   23,583,905
 Net realized gain on investments                                299,057,828      188,378,688
 Change in net unrealized gain on investments and foreign
  currency transactions                                          309,897,129    1,016,960,019
                                                              --------------   --------------
       Net increase in net assets resulting
          from operations                                     $  621,225,709   $1,228,922,612
                                                              --------------   --------------
 DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income
       Class A ($0.07 and $0.21 per share, respectively)      $   (9,040,509)  $  (23,991,812)
       Class Y ($0.07 and $0.00 per share, respectively)             (15,790)               -
 Net realized gain:
       Class A ($0.00 and $1.49 per share, respectively)                   -     (178,206,860)
       Class B ($0.00 and $1.49 per share, respectively)                   -       (8,623,800)
       Class C ($0.00 and $1.49 per share, respectively)                   -       (1,502,241)
                                                              --------------   --------------
             Total distributions to shareholders              $   (9,056,299)  $ (212,324,713)
                                                              --------------   --------------
 FROM FUND SHARE TRANSACTIONS:
 Net proceeds from sale of shares                             $  821,435,118   $1,075,355,825
 Reinvestment of distributions                                     8,015,245      192,687,584
 Cost of shares repurchased                                     (412,221,420)    (629,692,713)
                                                              --------------   --------------
       Net increase in net assets resulting from fund share
        transactions                                          $  417,228,943   $  638,350,696
                                                              --------------   --------------
       Net increase in net assets                             $1,029,398,353   $1,654,948,595
 NET ASSETS:
 Beginning of period                                           5,707,945,102    4,052,996,507
                                                              --------------   --------------
 End of period (including accumulated undistributed net
  investment income of $3,214,453 and $0, respectively)       $6,737,343,455   $5,707,945,102
                                                              ==============   ==============

   The accompanying notes are an integral part of these financial statements. 21

     PIONEER FUND

   -----------------------------------------------------------------------------
     STATEMENTS OF CHANGES IN NET ASSETS                          (CONTINUED)
   -----------------------------------------------------------------------------
     FOR THE SIX MONTHS ENDED 6/30/99 AND THE YEAR ENDED 12/31/98

 CLASS A                             '99 SHARES    '99 AMOUNT     '98 SHARES     '98 AMOUNT
 Shares sold                         12,848,981   $ 575,095,359    20,599,912   $ 809,225,041
 Reinvestment of distributions          176,215       7,999,454     4,465,786     183,937,799
 Less shares repurchased             (8,368,546)   (375,456,894)  (14,825,021)   (578,631,413)
                                     ----------   -------------   -----------   -------------
          Net increase                4,656,650   $ 207,637,919    10,240,677   $ 414,531,427
                                     ==========   =============   ===========   =============
 CLASS B
 Shares sold                          3,979,391   $ 177,966,236     5,636,157   $ 221,555,435
 Reinvestment of distributions                -               -       186,678       7,724,353
 Less shares repurchased               (628,219)    (28,089,783)   (1,046,121)    (40,159,056)
                                     ----------   -------------    -----------  -------------
          Net increase                3,351,172   $ 149,876,453     4,776,714   $ 189,120,732
                                     ==========   =============   ===========   =============
 CLASS C
 Shares sold                          1,307,892   $  57,840,625     1,134,435   $  44,575,349
 Reinvestment of distributions                -               -        25,035       1,025,432
 Less shares repurchased               (193,502)     (8,553,545)     (289,689)    (10,902,244)
                                     ----------   -------------   -----------   -------------
          Net increase                1,114,390   $  49,287,080       869,781   $  34,698,537
                                     ==========   =============   ===========   =============
 CLASS Y*
 Shares sold                            226,798   $  10,532,898
 Reinvestment of distributions              341          15,791
 Less shares repurchased                 (2,651)       (121,198)
                                     ----------   -------------
          Net increase                  224,488   $  10,427,491
                                     ==========   =============

* Class Y shares were first publicly offered on May 6, 1999.


  22 The accompanying notes are an integral part of these financial statements.

PIONEER FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 6/30/99
--------------------------------------------------------------------------------

                                                 SIX MONTHS
                                                   ENDED       YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
CLASS A                                           6/30/99       12/31/98      12/31/97      12/31/96      12/31/95       12/31/94
Net asset value, beginning of period            $    43.30     $    34.95    $    26.89    $    24.3     $    21.32     $    23.25
                                                ----------     ----------    ----------    ---------     ----------     ----------
Increase (decrease) from investment operations:
   Net investment income                        $     0.10     $     0.21    $     0.30    $     0.3     $     0.49     $     0.49
 Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions                                       4.42           9.84          9.97          4.3           5.13          (0.63)
                                                ----------     ----------    ----------    ---------     ----------     ----------
      Net increase (decrease) from investment
      operations                                $     4.52     $    10.05    $    10.27    $     4.72    $     5.62     $    (0.14)
Distributions to shareholders:
   Net investment income                             (0.07)         (0.21)        (0.31)        (0.37)        (0.49)         (0.49)
   Net realized gain                                     -          (1.49)        (1.90)        (1.82)        (2.09)         (1.30)
                                                ----------     ----------    ----------    ----------    ----------     ----------
Net increase (decrease) in net asset value      $     4.45     $     8.35    $     8.06    $     2.53    $     3.04     $    (1.93)
                                                ----------     ----------    ----------    ----------    ----------     ----------
Net asset value, end of period                  $    47.75     $    43.30    $    34.95    $    26.89    $    24.36     $    21.32
                                                ==========     ==========    ==========    ==========    ==========     ==========
Total return*                                        10.45%         29.00%        38.47%        19.70%        26.64%         (0.57)%
Ratio of net expenses to average net assets           1.09%**+       1.09%+        1.03%+        1.01%+        0.95%+         0.94%
Ratio of net investment income to average net
  assets                                              0.45%**+       0.52%+        0.93%+        1.40%+        2.01%+         2.13%
Porfolio turnover rate                                  14%**           9%           17%           25%           31%            20%
Net assets, end of period (in thousands)        $6,164,066     $5,388,761    $3,991,726    $2,896,670    $2,466,098     $2,011,051
Ratios assuming reduction for fees paid
  indirectly:
   Net expenses                                       1.07%**        1.08%         1.02%         0.99%         0.94%             -
   Net investment income                              0.47%**        0.53%         0.94%         1.42%         2.02%             -

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+  Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements. 23

PIONEER FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 6/30/99
--------------------------------------------------------------------------------

                                                               SIX MONTHS
                                                                 ENDED       YEAR ENDED    YEAR ENDED      7/1/96 TO
 CLASS B                                                        6/30/99       12/31/98     12/31/97(A)    12/31/96(A)
 Net asset value, beginning of period                           $  43.20      $  35.01       $ 27.02        $26.40
                                                                --------      --------       -------        ------
 Increase (decrease) from investment operations:
    Net investment income (loss)                                $  (0.05)     $  (0.04)      $  0.01        $ 0.07
    Net realized and unrealized gain on investments and
      foreign currency transactions                                 4.35          9.72          9.99          2.50
                                                                --------      --------       -------        ------
       Net increase from investment operations                  $   4.30      $   9.68       $ 10.00        $ 2.57
 Distributions to shareholders:
    Net investment income                                              -             -         (0.11)        (0.07)
    In excess of net investment income                                 -             -             -         (0.06)
    Net realized gain                                                  -         (1.49)        (1.90)        (1.82)
                                                                --------      --------       -------        ------
 Net increase in net asset value                                $   4.30      $   8.19       $  7.99        $ 0.62
                                                                --------      --------       -------        ------
 Net asset value, end of period                                 $  47.50      $  43.20       $ 35.01        $27.02
                                                                ========      ========       =======        ======
 Total return*                                                      9.95%        27.82%        37.19%         9.92%
 Ratio of net expenses to average net assets                        2.00%**+      1.99%+        1.92%+        1.82%**+
 Ratio of net investment income (loss) to average net assets       (0.47)%**+     (0.41)%+     (0.02)%+       0.46%**+
 Porfolio turnover rate                                               14%**          9%           17%           25%
 Net assets, end of period (in thousands)                       $458,030      $271,796       $53,010        $8,940
 Ratios assuming reduction for fees paid indirectly:
    Net expenses                                                    1.98%**       1.96%         1.88%         1.80%**
    Net investment income (loss)                                   (0.45)%**     (0.38)%        0.02%         0.48%**

(a)  The per share data presented above is based upon the average shares outstanding for the period presented.
 *   Assumes initial investment at net asset value at the
     beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total
     return would be reduced if sales charges were taken into
     account.
 **  Annualized.
 +   Ratio assuming no reduction for fees paid indirectly.



  24 The accompanying notes are an integral part of these financial statements.

PIONEER FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 6/30/99
--------------------------------------------------------------------------------

                                                               SIX MONTHS
                                                                 ENDED      YEAR ENDED   YEAR ENDED     7/1/96 TO
                           CLASS C                              6/30/99      12/31/98    12/31/97(A)   12/31/96(A)
 Net asset value, beginning of period                           $  42.76     $ 34.66       $26.74        $26.40
                                                                --------     -------       ------        ------
 Increase (decrease) from investment operations:
    Net investment income (loss)                                $  (0.03)    $ (0.04)      $ 0.02        $ 0.03
    Net realized and unrealized gain on investments and
      foreign currency transactions                                 4.30        9.63         9.89          2.23
                                                                --------     -------       ------        ------
       Net increase from investment operations                  $   4.27     $  9.59       $ 9.91        $ 2.26
 Distributions to shareholders:
    Net investment income                                              -           -        (0.09)        (0.03)
    In excess of net investment income                                 -           -            -         (0.07)
    Net realized gain                                                  -       (1.49)       (1.90)        (1.82)
                                                                --------     -------       ------        ------
 Net increase in net asset value                                $   4.27     $  8.10       $ 7.92        $ 0.34
                                                                --------     -------       ------        ------
 Net asset value, end of period                                 $  47.03     $ 42.76       $34.66        $26.74
                                                                ========     =======       ======        ======
 Total return*                                                      9.98%      27.85%       37.25%         8.74%
 Ratio of net expenses to average net assets                        1.98%**+     1.97%+      1.87%+        2.11%**+
 Ratio of net investment income (loss) to average net assets       (0.44)%**+    (0.39)%+     0.02%+       0.20%**+
 Porfolio turnover rate                                               14%**        9%          17%           25%
 Net assets, end of period (in thousands)                       $104,531     $47,389       $8,261        $1,831
 Ratios assuming reduction for fees paid indirectly:
    Net expenses                                                    1.94%**     1.93%        1.83%         2.08%**
    Net investment income (loss)                                   (0.40)%**    (0.35)%      0.06%         0.23%**

 (a)  The per share data presented above is based upon the average shares outstanding for the period presented.
  *   Assumes initial investment at net asset value at the
      beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total
      return would be reduced if sales charges were taken into
      account.
  **  Annualized.
  +   Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements. 25

     PIONEER FUND

--------------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS 6/30/99
--------------------------------------------------------------------------------

                                                               5/6/99 TO
 CLASS Y (a)                                                    6/30/99
 Net asset value, beginning of period                           $ 46.44
                                                                -------
 Increase from investment operations:
    Net investment income                                       $  0.04
    Net realized and unrealized gain on investments and
      foreign currency transactions                                1.32
                                                                -------
          Net increase from investment operations               $  1.36
 Distributions to shareholders:
    Net investment income                                         (0.07)
                                                                -------
 Net increase in net asset value                                $  1.29
                                                                -------
 Net asset value, end of period                                 $ 47.73
                                                                =======
 Total return*                                                     2.93%
 Ratio of net expenses to average net assets                       0.83%**+
 Ratio of net investment income to average net assets              0.64%**+
 Porfolio turnover rate                                              14%**
 Net assets, end of period (in thousands)                       $10,715
 Ratios assuming reduction for fees paid indirectly:
    Net expenses                                                   0.83%**
    Net investment income                                          0.64%**

 (a)  Class Y shares were first publicly offered on May 6, 1999.
  *   Assumes initial investment at net asset value at the
      beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
  **  Annualized.
  +   Ratio assuming no reduction for fees paid indirectly.

  26 The accompanying notes are an integral part of these financial statements.

     PIONEER FUND

--------------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 6/30/99
--------------------------------------------------------------------------------

     1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Pioneer Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Fund are reasonable income and growth of capital.

     The Fund offers four classes of shares - Class A, Class B, Class C and Class Y shares. Class Y shares were first publicly offered on May 6, 1999. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B and Class C shareholders have exclusive voting rights with respect to the distribution plan for each class. There is no distribution plan for Class Y shares.

     The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

     A. SECURITY VALUATION

        Security transactions are recorded on trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

     PIONEER FUND

--------------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 6/30/99                        (CONTINUED)
--------------------------------------------------------------------------------

        Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

        Settlements from litigation and class action suits are recognized when the Fund acquires an enforceable right to such awards. Included in net realized gain on investments is $59,103 of class action settlements received by the Fund during the six months ended June 30, 1999.

     B. FOREIGN CURRENCY TRANSLATION

        The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

        Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

     C. FEDERAL INCOME TAXES

        It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

        The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     PIONEER FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     D. FUND SHARES

        The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc.
        (PGI). PFD earned approximately $1,627,733 in underwriting commissions on the sale of fund shares during the six months ended June 30, 1999.

     E. CLASS ALLOCATIONS

        Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

        Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C and Class Y shares can bear different transfer agent and distribution fees.

     2. MANAGEMENT AGREEMENT

     Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. PIM receives a basic fee that is calculated at the annual rate of 0.60% of the Fund's average daily net assets. The basic fee is subject to a performance adjustment up to a maximum of (between + or -) 0.10% based on the Fund's investment performance as compared with the Lipper Growth & Income Funds Index. For the six months ended June 30, 1999, the aggregate performance adjustment resulted in an increase to management fees of $1,967,068. For the six months

     PIONEER FUND

--------------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 6/30/99                        (CONTINUED)
--------------------------------------------------------------------------------

     ended June 30, 1999, the management fee was equivalent to 0.66% of average daily net assets.

     In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At June 30, 1999, $3,927,628 was payable to PIM related to management fees, administrative and certain other services.

     3. TRANSFER AGENT

     PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $1,033,159 in transfer agent fees payable to PSC at June 30, 1999.

     4. DISTRIBUTION PLANS

     The Fund adopted a Plan of Distribution with respect to Class A, Class B and Class C Shares (Class A Plan, Class B Plan, and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. On qualifying investments made prior to August 19, 1991, the Class A Plan provides for reimbursement of such expenditures in an amount not to exceed 0.15%. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $1,470,943 in distribution fees payable to PFD at June 30, 1999.

     In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions

     PIONEER FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months June 30, 1999, CDSCs in the amount of $334,905 were paid to PFD.

     5. EXPENSE OFFSETS

     The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended June 30, 1999, the Fund's expenses were reduced by $409,185 under such arrangements.

     6. LINE OF CREDIT

     The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the six months ended June 30, 1999, the Fund had no borrowings under this agreement.

     7. AFFILIATED COMPANIES

     The Fund's investments in certain companies exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of June 30, 1999:

     ----------------------------------------------------------------------
                                                      DIVIDEND
     AFFILIATES               PURCHASES      SALES     INCOME      VALUE

     John Wiley & Sons, Inc.      -            -      $111,384  $61,588,800
     ----------------------------------------------------------------------

     PIONEER FUND

--------------------------------------------------------------------------------
     REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

     TO THE SHAREOWNERS AND THE BOARD OF TRUSTEES OF PIONEER FUND:

     We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Fund as of June 30, 1999, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Fund as of June 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.


     ARTHUR ANDERSEN LLP


     Boston, Massachusetts
     August 6, 1999

     PIONEER FUND

--------------------------------------------------------------------------------
     TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

     TRUSTEES                           OFFICERS

     John F. Cogan, Jr.                 John F. Cogan, Jr., Chairman and
     Mary K. Bush                       President
     Richard H. Egdahl, M.D.            David D. Tripple, Executive Vice
     Margaret B.W. Graham               President
     John W. Kendrick                   John A. Carey, Vice President
     Marguerite A. Piret                Eric W. Reckard, Treasurer
     David D. Tripple                   Joseph P. Barri, Secretary
     Stephen K. West
     John Winthrop


     INVESTMENT ADVISER

     Pioneer Investment Management, Inc.

     CUSTODIAN

     Brown Brothers Harriman & Co.

     INDEPENDENT PUBLIC ACCOUNTANTS

     Arthur Andersen LLP

     PRINCIPAL UNDERWRITER

     Pioneer Funds Distributor, Inc.

     LEGAL COUNSEL

     Hale and Dorr LLP

     SHAREOWNER SERVICES AND TRANSFER AGENT

     Pioneering Services Corporation

--------------------------------------------------------------------------------
     RETIREMENT PLANS FROM PIONEER
--------------------------------------------------------------------------------

    Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176

    INDIVIDUAL RETIREMENT ACCOUNT (IRA)

    TRADITIONAL IRA

    A Traditional IRA allows anyone under age 70 1/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.

    ROTH IRA

    Contributions, up to $2,000 a year per person in earned income, are not tax-deductible, but earnings are tax-free for qualified withdrawals. You can contribute beyond age 70 1/2, although there are income limits for contributions at any age.

    401(K) PLAN

    The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $10,000 per year or 25% of pay, whichever is less. Employers may contribute.

    SIMPLE (SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES)

    IRA

    Businesses with 100 or fewer eligible employees can establish either plan; both resemble the traditional 401(k), but with less testing and lower administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.




    Most retirement plan withdrawals must meet specific conditions to avoid penalties.

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    403(b) PLAN

    Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.

    SIMPLIFIED EMPLOYEE PENSION PLAN (SEP)

    SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.

    PROFIT SHARING PLAN

    Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.

    AGE-BASED PROFIT SHARING PLAN

    Like traditional profit sharing plans, employer contributions are flexible, but age-based plans allocate contributions based on both age and salary. Age-based plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.

    MONEY PURCHASE PENSION PLAN (MPP)

    Money purchase plans are similar to profit-sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.


    Most retirement plan withdrawals must meet specific conditions to avoid penalties.

--------------------------------------------------------------------------------
     PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

     Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

     FACTFONE(SM)

     Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

     90-DAY REINSTATEMENT PRIVILEGE (FOR CLASS A SHARES)

     Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

     INVESTOMATIC PLAN

     An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

     PAYROLL INVESTMENT PROGRAM (PIP)

     Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     AUTOMATIC EXCHANGE PROGRAM

     A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

     DIRECTED DIVIDENDS

     Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

     DIRECT DEPOSIT

     Lets you move money into your bank account using electronic funds transfer (EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

     SYSTEMATIC WITHDRAWAL PLAN (SWP)

     Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

   -----------------------------------------------------------------------------
    HOW TO CONTACT PIONEER
   -----------------------------------------------------------------------------

   We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

   CALL US FOR:

   ACCOUNT INFORMATION, including existing accounts,
   new accounts, prospectuses, applications
   and service forms                                       1-800-225-6292

   FACTFONE(SM) for automated fund yields, prices,
   account information and transactions                    1-800-225-4321

   RETIREMENT PLANS INFORMATION                            1-800-622-0176

   TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)            1-800-225-1997

   WRITE TO US:

   Pioneering Services Corporation
   60 State Street
   Boston, Massachusetts 02109

   OUR TOLL-FREE FAX                                       1-800-225-4240

   OUR INTERNET E-MAIL ADDRESS                       ask.pioneer@plog.com

   (for general questions about Pioneer only)

   VISIT OUR WEBSITE:                                www.pioneerfunds.com

   THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT
   FUND PROSPECTUS.

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
   [PIONEER LOGO]    PIONEER FUNDS DISTRIBUTOR, INC.                    0899-6842
                     60 STATE STREET                                (C) PIONEER FUNDS DISTRIBUTOR, INC.
                     BOSTON, MASSACHUSETTS 02109         [RECYCLE LOGO] PRINTED ON RECYCLED PAPER
                     www.pioneerfunds.com
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